UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: November 10, 2021

(Date of earliest event reported)

 ENTASIS THERAPEUTICS HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38670	82-4592913
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

35 Gatehouse Drive Waltham, MA 02451 (781) 810-0120

(Principal Executive Office)
Telephone Number: (781) 810-0120

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ETTX	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 under the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 under the Securities Exchange Act of 1934 (17 CFR 240.12b-2.    Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02.      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 10, 2021, the Board of Directors (the “Board”) of Entasis Therapeutics Holdings Inc., a Delaware corporation (the “Company”), approved retention bonus awards (“Retention Bonus Awards”) under the Company’s 2018 Equity Incentive Plan (the “Plan”) payable in cash to the Company’s employees, officers and directors. The Retention Bonus Awards will be payable in the event of a Change in Control, as defined in the Plan, in equal amounts on the six-month and twelve-month anniversary following the Change in Control, subject to such employee’s, officer’s or director’s continuous service to the Company or any surviving or acquiring corporation or entity. In the event of a termination without Cause, as defined in the Plan, or resignation for Good Reason, as defined in the Amendment to Option Agreement dated November 10, 2021, prior to the twelve-month anniversary of a Change in Control, any unpaid amount of the Retention Bonus Award would become due and payable to such employee, officer or director.

Pursuant to the memorandum confirming the Retention Bonus Awards for each of the named executive officers of the Company, Manoussos Perros, Ph.D., the Chief Executive Officer of the Company, will be eligible to receive a total cash bonus award of $1,536,000. Michael Gutch, the Chief Financial Officer and Chief Business Officer of the Company, David Altarac, the Chief Medical Officer of the Company, and John Mueller, the Chief Development Officer of the Company, will each be eligible to receive Retention Bonus Awards of $384,000.

The foregoing summary of the Retention Bonus Awards to the Company’s named executive officers does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the form of the memorandum confirming the Retention Bonus Awards, a copy of which will be included as an exhibit to the Company’s next annual report on Form 10-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTASIS THERAPEUTICS HOLDINGS INC.

Date: November 12, 2021	By:	/s/ Elizabeth M. Keiley

		Name:	Elizabeth M. Keiley
		Title:	General Counsel

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